                                                                    EXHIBIT 4.01
NUMBER                                                              SHARES
DOV

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

                                 DoveBid, Inc.
                         INCORPORATED UNDER THE LAWS OF                     SEE REVERSE FOR STATEMENTS
                             THE STATE OF DELAWARE                          RELATING TO RIGHTS, PREFERENCES,
                                                                            PRIVILEGES AND RESTRICTIONS, IF ANY

                                                                            CUSIP 259875 10 2
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THIS CERTIFIES THAT



is the record holder of

FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $.001 PER SHARE
                                      OF

                                 DoveBid, Inc.

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.


     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

     Dated


                               [corporate seal]

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
/s/ Cory M. Ravid                                                   /s/ Jeffrey M. Crowe
CHIEF FINANCIAL OFFICER AND SECRETARY                               PRESIDENT AND CHIEF OPERATING OFFICER

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COUNTERSIGNED AND REGISTERED:
      CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
             TRANSFER AGENT AND REGISTRAR

BY



             AUTHORIZED SIGNATURE

     A statement of the rights, preferences, privileges and restrictions granted to or imposed upon the respective classes or series of shares and upon the holders thereof as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, and the number of shares constituting each class and series and the designations thereof, may be obtained by the holder hereof upon written request and without charge from the Secretary of the Corporation at the corporate headquarters.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as through they were written out in full according to applicable laws or regulations:


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

TEN COM      --      as tenants in common                      UNIF GIFT MIN ACT  --   ______________ Custodian _____________
TEN ENT      --      as tenants by the entireties                                          (Cust)                   (Minor)
JT TEN       --      as joint tenants with right                                       under Uniform Gifts to Minors
                     of survivorship and not as                                        Act ________________________________
                     tenants in common                                                                 (State)
                                                               UNIF TRF MIN ACT  --    _________ Custodian (until age ________)
                                                                                         (Cust)
                                                                                       ________________ under Uniform Transfers
                                                                                            (Minor)
                                                                                       to Minors and _______________________
                                                                                                              (State)


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    Additional abbreviations may also be used though not in the above list.

     FOR VALUE RECEIVED, ________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

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________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated_________________

                                X___________________________________________

                                X___________________________________________
                         NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

Signature(s) Guaranteed





By______________________________________________________________________
THE SIGNATURE(S) MUST BE GUARATNEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.